IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER S500381                     PAGE 1
MARCH 10, 2008

IRREVOCABLE STANDBY LETTER OF CREDIT NO. S500381

APPLICANT:                            BENEFICIARY:
BUNGE NORTH AMERICA, INC.             COMMERCE BANK N.A.
11720 BORMAN DRIVE                    CLAYTON BANKING CENTER
ST. LOUIS, MO 63146                   8000 FORSYTH BLVD.
                                      ST. LOUIS, MO 63105
EXPIRY DATE:  MARCH 16, 2009
PLACE FOR PRESENTATION:  OUR COUNTERS

AMOUNT: USD 27,360,000.00 (TWENTY SEVEN MILLION THREE HUNDRED SIXTY THOUSAND AND
00/100 U.S. DOLLARS)

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. S500381 IN YOUR
FAVOR, FOR THE ACCOUNT OF BUNGE NORTH AMERICA, INC. IN THE AMOUNT OF USD 27,
360,000.00 AVAILABLE BY YOUR DRAFT(S) AT SIGHT DRAWN ON UMB BANK, N.A., KANSAS
CITY, MISSOURI ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

     1) THE CERTIFICATE FOR DRAWING IN THE FORM, AND IN ACCORDANCE WITH THE
     TERMS, OF EXHIBIT "1" ATTACHED HERETO WHICH FORMS AN INTEGRAL PART OF THIS
     LETTER OF CREDIT NO. S500381.

EACH PAYMENT REDUCING THE PRINCIPAL AMOUNT DUE UNDER THAT CERTAIN PROMISSORY
NOTE OF SOUTHWEST IOWA RENEWABLE ENERGY, LLC DATED MARCH 7, 2008, AND PAYABLE TO
THE ORDER OF COMMERCE BANK, N.A. IN THE MAXIMUM PRINCIPAL AMOUNT OF
$36,000,000.00 SHALL, UPON OUR RECEIPT OF A CERTIFICATE IN THE FORM OF EXHIBIT
"2" ATTACHED HERETO EXECUTED BY ALL PARTIES, REDUCE THE MAXIMUM LIABILITY UNDER
THIS LETTER OF CREDIT BY SEVENTY-SIX PERCENT (76%) OF THE AMOUNT OF SUCH
PAYMENT.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND SUCH
UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE
TO ANY NOTE, DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH
THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES
AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO BE INCORPORATED HEREIN BY
REFERENCE TO ANY NOTE, DOCUMENT OR AGREEMENT. THE OBLIGATION OF UMB BANK, N.A.
UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF UMB BANK, N.A., AND
IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

IN THE EVENT YOU DO NOT PRESENT THE ORIGINAL OF THIS LETTER OF CREDIT WITH ANY
DRAWING AGAINST THE LETTER OF CREDIT FOR OUR ENDORSEMENT, THEN YOU MUST PROVIDE
US YOUR SIGNED STATEMENT

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER S500381                     PAGE 2
MARCH 10, 2008

THAT A NOTICE OF THE DRAWING WILL BE ATTACHED TO THE ORIGINAL LETTER OF CREDIT
IN YOUR POSSESSION OR YOUR FILES OTHERWISE MARKED TO REFLECT THE SAME. UPON
PAYMENT AS PROVIDED ABOVE OF THE AMOUNT SPECIFIED IN YOUR SIGHT DRAFT(S) DRAWN
HEREUNDER, WE SHALL BE FULLY DISCHARGED OF OUR OBLIGATION UNDER THIS LETTER OF
CREDIT WITH RESPECT TO THE AMOUNT OF SUCH SIGHT DRAFT(S).

ALL DRAFT(S) MUST BE MARKED "DRAWN UNDER UMB BANK, N.A., KANSAS CITY, MISSOURI
STANDBY LETTER OF CREDIT NO. S500381".

DOCUMENTS MUST BE PRESENTED TO US AT 906 GRAND BOULEVARD, KANSAS CITY, MISSOURI
64106, ATTN: INTERNATIONAL TRADE SERVICES.

WE HEREBY AGREE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE
TERMS OF THIS CREDIT WILL BE DULY HONORED UPON PRESENTATION AND DELIVERY OF
DOCUMENTS AS SPECIFIED TO US NOT LATER THAN MARCH 16, 2009.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998,
INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

/s/ Angelina Grado Juarez, Vice President
------------------------------------------
AUTHORIZED SIGNATURE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER S500381                     PAGE 3
MARCH 10, 2008

                                   EXHIBIT "1"
                             CERTIFICATE FOR DRAWING

     The undersigned, a duly authorized officer of the undersigned beneficiary
(the "Beneficiary") of Irrevocable Standby Letter of Credit No. S500381 (the
"Letter of Credit") issued by UMB Bank N.A. (the "Bank") for the account of
Bunge North America, Inc. and for the benefit of the Beneficiary, hereby certifies to the Bank that (1) the aggregate amount of principal and accrued and unpaid interest now due and payable under that certain Promissory Note of
Southwest Iowa Renewable Energy, LLC dated March 7, 2008, and payable to the order of Commerce Bank, N.A. in the maximum principal amount of $36,000,000.00
(the "Promissory Note"); (2) the Beneficiary is entitled to submit the draft which this certificate accompanies on the Letter of Credit under the terms of the Promissory Note; (3) the amount of the draft which this certificate accompanies does not exceed seventy-six percent (76%) of the Note Amount; (4)
the amount of the draft which this certificate accompanies is less than or equal to the current Maximum Liability amount of the Letter of Credit; and (5) the draft is being submitted simultaneous with the submission by the Beneficiary of a draft on the Irrevocable Standby Letter of Credit No. _________________ issued by Intrust Bank, N.A. for the account of ICM Inc. and for the benefit of the
Beneficiary in an amount equal to 24/76 of the amount of the draft which this certificate accompanies. If the original Letter of Credit is not returned with this Certificate, we will attach a notice of this drawing to the original Letter of Credit or otherwise mark our files to reflect the same.

     All terms not defined herein shall have their respective meanings as set forth in the Letter of Credit.

     IN WITNESS WHEREOF, the Beneficiary has executed and delivered this
Certificate as of the ____ day of _______________, 20_____.

                             Commerce Bank N.A.

                             By:
                                -----------------------------------------

                             Title:
                                   --------------------------------------

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER S500381                     PAGE 4
MARCH 10, 2008
                                   EXHIBIT "2"
                            CERTIFICATE FOR REDUCTION

UMB BANK, N.A.
International Trade Services
P.O. Box 419226
Kansas City, Missouri 64141-6226

         Re:      Letter of Credit No. S500381

Ladies and Gentlemen:

     Pursuant to the above-described Letter of Credit (the "Letter of Credit", you are hereby notified as to the following:

     1. Maximum Liability under the Letter of Credit is hereby decreased by
     _________________________________________ Dollars ($___________), which represents 76% of a payment received under the Promissory Note.

     2. After giving effect to the decrease described in paragraph 1 above, the
     Maximum Liability of the Letter of Credit shall be ________________ Dollars
     ($___________).

     3. This Maximum Liability shall remain in effect, subject to reduction (i)
     for drawings under the Letter of Credit and (ii) pursuant to subsequent reduction certificates.

     All terms not defined herein shall have the meanings set forth in the
Letter of Credit.

     Dated as of this ____ day of _________________, 20___, which is the effective date of this notice.

--------------------------------------------------------------------------------
                                         SOUTHWEST IOWA
BUNGE NORTH AMERICA, INC.                RENEWABLE ENERGY, LLC

By:                                      By:
   -------------------------------          --------------------------------

Title:                                   Title:
      ----------------------------             -----------------------------

ACKNOWLEDGED:                             ACKNOWLEDGED:

COMMERCE BANK N.A.                        UMB BANK, N.A.

By:                                      By:
   -------------------------------          --------------------------------

Title:                                   Title:
      ----------------------------             -----------------------------

MARCH 10, 2008

BETSY MORGAN GARVIN
SPENCER FANE BRITT & BROWNE LLP
1000 WALNUT, SUITE 1400
KANSAS CITY, MO 64106

RE:      OUR STANDBY LETTER OF CREDIT NO. S500381
         IN THE AMOUNT USD 27,360,000.00
         FAVOR COMMERCE BANK N.A.
         FOR ACCOUNT BUNGE NORTH AMERICA, INC.

ENCLOSED PLEASE FIND OUR ORIGINAL LETTER OF CREDIT NO. S500381. WE ARE
FORWARDING THIS LETTER OF CREDIT TO YOU FOR DISPOSAL IN ACCORDANCE WITH
INSTRUCTIONS FROM COMMERCE BANK N.A. IT IS OUR UNDERSTANDING YOU WILL FORWARD
THE OPERATIVE CREDIT DIRECTLY TO THEM THEREAFTER.

PLEASE CONFIRM YOUR RECEIPT OF THE LETTER OF CREDIT ON THEIR BEHALF BY ADDING
YOUR SIGNATURE BELOW.

SHOULD YOU HAVE ANY QUESTIONS, PLEASE CONTACT ME DIRECTLY BY PHONE AT
816-860-7560.

SINCERELY,

/S/ ANGELINA GRADO JUAREZ

ANGELINA GRADO JUAREZ
VICE PRESIDENT

                  ACKNOWLEDGEMENT OF RECEIPT FOR LETTER OF CREDIT S500381:

                  ---------------------------------
                  BETSY MORGAN GARVIN
                  SPENCER FANE BRITT & BROWNE LLP